UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2016 (January 5, 2016)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

1-5152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
503-813-5645

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with PacifiCorp's Form S-3 filed October 30, 2015, PacifiCorp is filing updated Statements of Computation of Ratio of Earnings to Fixed Charges to include the nine-month period ended September 30, 2015. Refer to Exhibit 12.1 under Item 9.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

12.1	Statements of Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP
(Registrant)
Date: January 5, 2016
/s/ Nikki L. Kobliha
Nikki L. Kobliha
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Statements of Computation of Ratio of Earnings to Fixed Charges.

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